Principal Funds, Inc.
Supplement dated September 20, 2021
to the Statement of Additional Information dated March 1, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On or about January 1, 2022, the International Emerging Markets Fund will change its name to the Global Emerging Markets Fund. At that time, delete all references in this statement of additional information to International Emerging Markets Fund, and replace with Global Emerging Markets Fund.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS
In the Other Investment Strategies and Risks section, after Short Sales, add the following:
Special Purpose Acquisition Companies (“SPACs”)
The Funds may invest in securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC or similar entity generally maintains assets (less a portion retained to cover expenses) in a trust account comprised of U.S. Government securities, money market securities, and cash, and similar investments whose returns or yields may be significantly lower than those of the Fund’s other investments. Because SPACs and similar entities are in essence blank-check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition, which may not occur. For example, even if an acquisition or merger target is identified, the Fund may elect not to participate in, or vote to approve, the proposed transaction. Moreover, an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value.
SPACs are also subject to the following additional risks:
•The risk that, in the case of SPACs used as an opportunity for startups to go public without going through the traditional IPO process, such startups may become publicly traded with potentially less due diligence than what is typical in a traditional IPO through an underwriter.
•Since SPAC sponsors often stand to earn equity in the company if a deal is completed, SPAC sponsors may have a potential conflict of interest in completing a deal that may be unfavorable for other investors in the SPAC.
•A SPAC may allow shareholders to redeem their pro rata investment immediately after the SPAC announces a proposed acquisition, sometimes including interest, which may prevent the entity’s management from completing the transaction.
•Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.
•Only a thinly traded market for shares of or interests in a SPAC may develop, or there may be no market at all, leaving the Fund unable to sell its interest in a SPAC or to sell its interest only at a lower price. Investments in SPACs may include private placements, including PIPEs, and, accordingly, may be considered illiquid and/or be subject to restrictions on resale.
•Values of investments in SPACs may be highly volatile and may depreciate significantly over time.
•Changes in regulatory oversight and/or requirements related to SPACs could adversely affect the value of a Fund’s interest in a SPAC.

LEADERSHIP STRUCTURE AND BOARD
Delete the first two paragraphs and replace with the following:
PFI's Board has overall responsibility for overseeing PFI's operations in accordance with the 1940 Act, other applicable laws, and PFI's charter. Each Board Member serves on the Boards of the following investment companies sponsored by Principal Life Insurance Company: Principal Funds, Inc. ("PFI"), Principal Variable Contracts Funds, Inc. (“PVC”), Principal Exchange-Traded Funds ("PETF"), and Principal Diversified Select Real Asset Fund ("PDSRA"), which are collectively referred to in this SAI as the "Fund Complex." Board Members that are affiliated persons of any investment advisor, the principal distributor, or the principal underwriter of the Fund Complex are considered “interested persons” of the Fund (as defined in the 1940 Act) and are referred to in this SAI as "Interested Board Members." Board Members who are not Interested Board Members are referred to as "Independent Board Members."
Each Board Member generally serves until the next annual meeting of stockholders or until such Board Member’s earlier death, resignation, or removal. Independent Board Members have a 72-year age limit and, for Independent Board Members elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. The Board elects officers to supervise the day-to-day operations of the Fund Complex. Officers serve at the pleasure of the Board, and each officer has the same position with each investment company in the Fund Complex.
In the Committee and Independent Board Members table, delete the Primary Purpose and Responsibilities in the Nominating and Governance Committee row and replace with the following:
The Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees. The Committee is responsible for evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters. The Committee's nominating functions include selecting and nominating Independent Board Member candidates for election to the Board. Generally, the Committee requests nominee suggestions from Board Members and management. In addition, the Committee considers candidates recommended by shareholders of the Fund Complex. Recommendations should be submitted in writing to the Principal Funds Complex Secretary, in care of the Principal Funds Complex, 711 High Street, Des Moines, IA 50392. Such recommendations must include all information specified in the Committee’s charter and must conform with the procedures set forth in Appendix A thereto, which can be found at https://www.principalglobal.com/documentdownload/160950. Examples of such information include the nominee’s biographical information; relevant educational and professional background of the nominee; the number of shares of each Fund owned of record and beneficially by the nominee and by the recommending shareholder; any other information regarding the nominee that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies for the election of board members; whether the nominee is an “interested person” of the Fund as defined in the 1940 Act; and the written consent of the nominee to be named as a nominee and serve as a board member if elected.
When evaluating a potential nominee for Independent Board Member, the Committee may consider, among other factors: educational background; relevant business and industry experience; whether the person is an "interested person" of the Fund as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an Independent Board Member. In addition, the Committee may consider whether a candidate’s background, experience, skills and views would complement the background, experience, skills and views of other Board Members and would contribute to the diversity of the Board. The Committee meets with nominees and conducts a reference check. The final decision is based on a combination of factors, including the strengths and the experience an individual may bring to the Board.  The Board does not regularly use the services of professional search firms to identify or evaluate potential candidates or nominees.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective January 1, 2022, under Management Agreement, delete the rows for MidCap Growth III and Tax-Exempt Bond in the first table and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
MidCap Growth III	0.87%	0.85%	0.83%	0.82%
Tax-Exempt Bond	0.40%	0.38%	0.36%	0.35%
Effective January 1, 2022, under Management Agreement, delete the table for California Municipal and add the following to the alphabetical list of funds in the first table:

Fund	First $500 million	Next $500 million	Next $500 million	Over $1.5 billion
California Municipal	0.40%	0.38%	0.36%	0.35%
Effective January 1, 2022, under Management Agreement, delete the row for Global Diversified Income in the third table and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Over $3 billion
Global Diversified Income	0.73%	0.71%	0.69%	0.68%	0.67%	0.66%
Effective January 1, 2022, under Management Agreement, delete the table for Core Fixed Income and replace with the following:

Fund	First $1 billion	Next $3 billion	Next $3 billion	Next $3 billion	Over $10 billion
Core Fixed Income	0.39%	0.38%	0.37%	0.36%	0.34%
Effective January 1, 2022, under Management Agreement, delete the table for Equity Income and replace with the following:

Fund	First $250 million	Next $250 million	Next $6.5 billion	Next $3 billion	Over $10 billion
Equity Income	0.60%	0.55%	0.50%	0.49%	0.48%
Effective January 1, 2022, under Management Agreement, delete the row for LargeCap S&P 500 Index in the twelfth table and add the following after the High Yield table:

Fund	First $3 billion	Next $3 billion	Over $6 billion
LargeCap S&P 500 Index	0.15%	0.14%	0.13%
Effective January 1, 2022, under Management Agreement, delete the table for MidCap and replace with the following:

Fund	First $500 million	Next $500 million	Next $500 million	Next $500 million	Next $1 billion	Next $9.5 billion	Next $2.5 billion	Next $3 billion	Next $4 billion	Next $3 billion	Over $25 billion
MidCap	0.65%	0.63%	0.61%	0.60%	0.59%	0.58%	0.57%	0.56%	0.55%	0.53%	0.51%

Effective January 1, 2022, under Management Agreement, delete the table for Short-Term Income and replace with the following:

Fund	First $1 billion	Next $4 billion	Over $5 billion
Short-Term Income	0.40%	0.38%	0.35%
Effective January 1, 2022, in the table under Contractual Limits on Total Annual Fund Operating Expenses, delete the rows for California Municipal, MidCap Value I, Real Estate Securities, and Tax-Exempt Bond and replace with the following:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
California Municipal	N/A	N/A	N/A	0.46%	2/28/2023
MidCap Value I	N/A	N/A	N/A	0.69%	2/28/2023
Real Estate Securities	N/A	N/A	N/A	0.86%	2/28/2023
Tax-Exempt Bond	N/A	1.60%	N/A	0.45%	2/28/2023
Effective January 1, 2022, in the table under Contractual Limits on Total Annual Fund Operating Expenses, add the following to the alphabetical list of funds:

Contractual Limits on Total Annual Fund Operating Expenses
Fund	A	C	J	Inst.	Expiration
Core Fixed Income	N/A	N/A	N/A	0.46%	2/28/2023
Effective January 1, 2022, in the table under Contractual Management Fee Waivers, delete the row for Global Diversified Income and replace with the following:

Contractual Fee Waivers
Fund	Waiver	Expiration
Global Diversified Income	0.040%	2/28/2023

PORTFOLIO MANAGER DISCLOSURE
Effective September 30, 2021, delete all references to Alan Wang.
Effective September 30, 2021, in the Advisor: Principal Global Investors, LLC (Equity Portfolio Managers) Ownership of Securities table, delete Paul H. Blankenhagen, and add the following in alphabetical order:
Ownership of Securities

Portfolio Manager	PFI Funds Managed by Portfolio Manager	Dollar Range of Securities Owned by the Portfolio Manager
Paul H. Blankenhagen	Diversified International	over $1,000,000

APPENDIX C - PROXY VOTING POLICIES
Add the proxy voting policy for Insight North America LLC.

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I.Introduction
Insight North America (“Insight”) has adopted this Proxy Voting Policy ("Policy") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with respect to the voting of client proxies. Insight serves as investment adviser and sub-adviser to institutional separate accounts, private funds, and registered investment companies (collectively, “Clients”).

Pursuant to this Policy, Insight shall vote proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority. The fundamental guideline followed by Insight in voting proxies is to ensure that the manner in which shares are voted is in the best interests of Clients and the values of their investments. Any general or specific proxy voting guidelines provided by a Client or its designated agent in writing will supersede the specific guidelines in this Policy.

Additionally, the Department of Labor (“DOL”) views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The DOL has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Note: this Proxy Voting Policy will be reviewed at least annually.

II.Client Disclosure and Recordkeeping
1.In addition to this Policy, Clients may obtain information on how Insight voted their proxies.
2.Additionally, Insight will maintain proxy voting records for its advisory clients, consistent with the Investment Advisers Act of 1940, as amended (the "Advisers Act").
3.For Clients that are registered investment companies, Insight will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission (“SEC”) with regard to the specific proxy votes that Insight cast as shareholders of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940, as amended (the “Investment Company Act”).
4.Certain Clients may participate in securities lending programs. If Insight is aware that a material event will occur affecting securities on loan, Insight will be obligated to call such loan in time to vote the proxies; however, with respect to other voting matters involving securities on loan, Insight would generally not vote with respect to such securities.

III.General Policy Regarding Proxy Voting
Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both
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in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well-being of the corporation, Insight will vote to support shareholder proposals, unless other mitigating circumstances are present. Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, Insight may manage assets of a pension plan of a company whose management is soliciting proxies, or an employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which Insight votes proxies must be based on Clients' best interests and not the product of the conflict.
In furtherance of Insight’s goal to vote proxies in the best interests of clients, Insight follows procedures designed to identify and address material conflicts that may arise between Insight’s interests and those of its Clients before voting proxies for Client securities.

Insight’s detailed policies and procedures with respect to conflicts of interest and specific proxy voting guidelines can be found in Sections V. and VI. of this Policy, below.

IV.Procedures for Identifying Conflicts of Interest
Insight will monitor the potential for conflicts of interest with respect to proxy voting recommendations or directions both as a result of personal relationships, significant Client relationships (those accounting for greater than 15% of annual revenues), or special circumstances that may arise during the conduct of Insight’s or its affiliates’ business.

1.The Chief Compliance Officer (“CCO”) or her designee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence Insight’s decision-making. Further, a conflict of interest shall be deemed material in the event the issuer that is the subject of the proxy or any executive officer of that issuer has a Client relationship with Insight or its affiliates, of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The CCO or her designee shall maintain a written record of all materiality determinations in addition to the method used to resolve a material conflict of interest.

2.If it is determined that a conflict of interest is not material, Insight will vote proxies in accordance with the specific voting policy detailed in Section V, below.

3.If it is determined that a conflict of interest is material, one or more methods may be used to resolve the conflict, including:
•disclosing the conflict to the client and obtaining its consent before voting;
•suggesting to the client that it engage another party to make a recommendation;
•engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•utilizing such other method as is deemed appropriate under the circumstances given the nature of the conflict.

V.Specific Proxy Voting Guidelines
This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast
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and the reasons therefore recorded in writing.

1.ROUTINE MATTERS
Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:
a.They do not measurably change the structure, management control, or operation of the corporation.
b.They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation
Insight will normally support the following routine proposals:
a.To increase authorized common shares.
b.To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.
c.To elect or re-elect directors.
d.To appoint or elect auditors.
e.To approve indemnification of directors and limitation of directors' liability.
f.To establish compensation levels.
g.To establish employee stock purchase or ownership plans.
h.To set time and location of annual meeting.

2.NON-ROUTINE PROPOSALS
a.Social Issues
Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided. If Insight has determined that management is generally socially responsible, we typically vote against the following shareholder proposals:
1)To enforce restrictive energy policies.
2)To place arbitrary restrictions on military contracting.
3)To bar or place arbitrary restrictions on trade with other countries.
4)To restrict the marketing of controversial products.
5)To limit corporate political activities.
6)To bar or restrict charitable contributions.
7)To enforce a general policy regarding human rights based on arbitrary parameters.
8)To enforce a general policy regarding employment practices based on arbitrary parameters.
9)To enforce a general policy regarding animal rights based on arbitrary parameters.
10)To place arbitrary restrictions on environmental practices.

b.Financial/Corporate Issues
Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.Insight will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:
1)To change the state of incorporation.
2)To approve mergers, acquisitions or dissolution.
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3)To institute indenture changes.
4)To change capitalization.

c.Shareholder Rights
Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power. Insight typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Insight will generally vote in favor of the following management proposals:
1)To require majority approval of shareholders in acquisitions of a controlling share in the corporation.
2)To institute staggered board of directors.
3)To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation's by-laws.
4)To eliminate cumulative voting.
5)To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.
6)To create a dividend reinvestment program.
7)To eliminate preemptive rights.
8)To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

Insight will generally vote against the following management proposals:
1)To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").
2)To require an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").
3)To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.
4)To prohibit replacement of existing members of the board of directors.
5)To eliminate shareholder action by written consent without a shareholder meeting.
6)To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.
7)To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").
8)To limit the ability of shareholders to nominate directors.

Insight will generally vote in favor of the following shareholder proposals:
1)To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.
2)To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.
3)To change the state of incorporation for companies operating under the umbrella of anti- shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.
    4) To eliminate any other plan or procedure designed primarily to discourage a takeover
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or other similar action.
5)To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board
6)To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent directors.
7)To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.
8)To create a dividend reinvestment program.
9)To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state, law.
10)To require that "golden parachutes" be submitted for shareholder ratification.

Insight will generally vote against the following shareholder proposals:
1)To restore preemptive rights.
2)To restore cumulative voting.
3)To require annual election of directors or to specify tenure.
4)To eliminate a staggered board of directors.
5)To require confidential voting.
6)To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the .board.
7)To dock director pay for failing to attend board meetings.
VI.VOTING PROCESS
The CCO is responsible for voting proxies on behalf of Clients for whom Insight has been given and agreed to accept voting authority, and will generally vote proxies in accordance with these guidelines. In circumstances in which the subject matter of the vote is not covered by these guidelines, or) or Insight believes it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the CCO will discuss the matter with the CEO and General Counsel of Insight, who will be responsible for making the definitive determination as to how the proxy matter will be voted.

Any questions regarding this Policy may be directed to the CCO of Insight.

VII.Trust Indentures
From time to time, Insight is asked to consent to an amendment to or grant a waiver under a trust indenture or other governing document of a specific financial instrument held by Clients. Such consents or waivers may cover corporate actions such as tenders, exchanges, registration rights, restructurings and other transactions relating to fixed income holdings of client accounts.

Insight will generally treat such requests for consents not as proxies subject to these proxy voting policies and procedures, but as investment matters to be dealt with by the investment professional covering such instruments, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors for a public company, (ii) would not otherwise materially affect the structure, management or control of a public company, and (iii) relate to a company in which Clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments. Determinations on voting consents or waivers to these matters are generally driven by Insight’s view of whether the proposed action will result in an economic benefit for the affected Client(s).
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VIII.Recordkeeping
Insight shall maintain the following records relating to proxy voting:
1.a copy of these policies and procedures;
2.a copy of each proxy solicitation (including proxy statements) and related materials with regard to each recommendation;
3.documentation relating to the identification and resolution of conflicts of interest; and
4.any documents created by Insight that were material to a proxy voting recommendation or that memorialized the basis for that recommendation.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the time the last entry was made on such record, the first two years in Insight’s office.

Reviewed February 2021.
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